                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                      CAMERA PLATFORMS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

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
                      CAMERA PLATFORMS INTERNATIONAL, INC.
                              10909 VANOWEN STREET
                        NORTH HOLLYWOOD, CALIFORNIA 91605

                    ----------------------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JULY 7, 1997


Dear Shareholder:

            You are cordially invited to attend the Annual Meeting of Shareholders of Camera Platforms International, Inc. (the "Company") to be held at the Company's headquarters at 10909 Vanowen Street, North Hollywood, California 91605, on July 7, 1997, at 10:00 a.m. local time, to consider and act upon the following matters:

            1. The election of five directors to hold office until the next annual meeting of shareholders and thereafter until their successors are elected and qualified; and

            2. The transaction of such other business as may properly be brought before the meeting.

            The Board of Directors has fixed the close of business on June 9, 1997, as the record date for the determination of shareholders who will be entitled to notice of and to vote at the meeting. The voting rights of the shareholders are described in the Proxy Statement.

            IT IS IMPORTANT THAT ALL SHAREHOLDERS BE REPRESENTED AT THE ANNUAL MEETING. SHAREHOLDERS WHO DO NOT PLAN TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID AND ADDRESSED RETURN ENVELOPE. PROXIES ARE REVOCABLE AT ANY TIME, AND SHAREHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                              By Order of the Board of Directors

                              /s/ WILLIAM O. FLEISCHMAN

                              WILLIAM O. FLEISCHMAN
                              Secretary


North Hollywood, California
June 9, 1997

                      CAMERA PLATFORMS INTERNATIONAL, INC.

     -----------------------------------------------------------------------


                                 PROXY STATEMENT


     -----------------------------------------------------------------------


                         ANNUAL MEETING OF SHAREHOLDERS

                                  July 7, 1997

            This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Camera Platforms International, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at the Company's headquarters at 10909 Vanowen Street, North Hollywood, California 91605, on July 7, 1997, at 10:00 a.m. local time. Accompanying this Proxy Statement is a proxy card, which you may use to indicate your vote as to each of the proposals described in this Proxy Statement.

            All proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted. A shareholder may revoke his or her proxy at any time before it is voted either by filing with the Secretary of the Company at its principal executive offices a written notice of revocation or a duly executed proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

            The close of business on June 9, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of the record date, the Company had outstanding 12,418,228 shares of common stock, the only outstanding voting securities of the Company. For each share held on the record date, a shareholder is entitled to one vote on all matters to be considered at the Annual Meeting. The Company's Certificate of Incorporation does not provide for cumulative voting.

            The cost of preparing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement and the proxies will be borne by the Company. In addition to solicitation by mail, officers and other employees of the Company may solicit proxies by telephone, telegraph or personal contact without additional compensation.

            The Company's principal executive offices are located at 10909 Vanowen Street, North Hollywood, California 91605. The approximate mailing date of this Proxy Statement and the Company's proxy is June 12, 1997.

                              ELECTION OF DIRECTORS

            The Company's By-Laws provide for a range of one to nine directors and allow the Board to set the exact number of authorized directors within that range. The current number of authorized directors established by the Board is five. Directors are elected at each Annual Meeting of Shareholders to serve thereafter until their successors have been duly elected and qualified. With one exception, each nominee is currently a director, having served in that capacity since the date indicated in the biographies below. All nominees have advised the Company that they are able and willing to serve as directors. If any nominee refuses or is unable to serve (an event which is not anticipated), the persons named in the accompanying proxy will vote for another person nominated by the Board. Unless otherwise directed in the accompanying proxy, the persons named therein will vote FOR the election of the five nominees listed below.

            The following table provides certain information as of June 9, 1997, for each person nominated for election as a director:


NAME                     AGE    POSITION WITH THE COMPANY
----                     ---    -------------------------
Roy Atlas                53     Director, President and Chief Operating Officer
William O. Fleischman    51     Chairman of the Board and Secretary
Leslie J. Kovacs         54     Director
Brianne Murphy           54     Nominee for Director
Laird Robertson          42     Director and Chief Executive Officer



                 Roy Atlas has been a director of the Company since December 19, 1996. Mr. Atlas served as Executive Vice President and Chief Operating Officer of the Company from October 10 to December 19, 1996, and has been serving as President and Chief Operating Officer from December 19, 1996. From 1980 to 1996, Mr. Atlas served in senior management positions at a number of distribution companies in Florida or the east coast including Gold Coast Distributors in Miami, Florida, American Potomac Distributors in Washington, D.C., and South Jersey Distributors in Pleasantville, New Jersey. Previously, Mr. Atlas built up a successful 11-store drugstore chain in the Washington, D.C. area, which he sold in 1979.

            William O. Fleischman has been Chairman of the Board and Secretary of the Company since October 10, 1996. Mr. Fleischman, in his individual capacity or through W/F or its affiliates, has substantial experience investing in and managing companies, financial institutions and real estate. Mr. Fleischman is also a senior member of a Century City-based law firm specializing in corporate and real estate law.

            Leslie J. Kovacs, A.S.C., has served as a director of the Company since April 1997. Mr. Kovacs is a well respected independent lighting gaffer who has been involved in the motion picture industry since 1965. He is a member of the International Alliance of Theatrical Stage Employees (I.A.T.S.E.) and the American Society of Cinematographers. His film credits include some of the top U.S. box office films in recent years including BASIC INSTINCT, BATMAN FOREVER, EXECUTIVE DECISION and the upcoming BATMAN AND ROBIN.

            Brianne Murphy, A.S.C., was the first woman cinematographer in the I.A.T.S.E. and the first woman invited to join the American Society of Cinematographers. She was a founder of Women in Film and Behind the Lens. She is a recipient of a Crystal Award, a Lucy Award and an Emmy. In 1982 she was awarded an Academy of Motion Picture Arts & Sciences (A.M.P.A.S.) Scientific and Engineering Award for the Mitchell Camera Insert Car and Process Trailer. She is also a member of the Directors Guild of America and has been directing television and features in the United States and Mexico.

            Laird Robertson has been a director of the Company since December 19, 1996, and the Chief Executive Officer of the Company since October 10, 1996. For approximately the past five years, prior to joining CPI, Mr. Robertson served as an advisor or "turnaround" manager for a variety of companies in transition or financial difficulty. Previously, Mr. Robertson was a corporate lawyer with an international law firm based in Los Angeles. From 1984 to 1988, Mr. Robertson was an officer at the Department of State, advising principally the Economic & Business Bureau on international trade, intellectual property and telecommunication matters.

            None of the officers or directors of the Company is related to any other officer or director of the Company.

            During 1996, the Board took action without meeting by unanimous written consent one time and held nine regular or special meetings. The Compensation Committee of the Board of Directors held no meetings during 1996 and, effective October 1996, the Board as a whole has overseen and administered the Company's executive compensation programs.

            The Board recommends a vote FOR all of the nominees as directors.

                               EXECUTIVE OFFICERS

            Officers are appointed by the Board and serve at the pleasure of the Board or until they resign. Information with respect to Messrs. Laird Robertson (Chief Executive Officer) and Roy Atlas (President and Chief Operating Officer) is set forth in "ELECTION OF DIRECTORS" above. Information with respect to Ronald J. Riddle is set forth below.


NAME                 AGE            POSITION WITH THE COMPANY
----                 ---            -------------------------
Ronald J. Riddle     51             Treasurer, Chief Financial Officer


            Ronald J. Riddle has been employed by the Company since July 1986 and has been the Company's Treasurer since March 1991 and Chief Financial Officer since October 1996. Mr. Riddle has also served as the General Manager of the Shotmaker division from February 1991 until October 1996 (when the position was eliminated). From March 1991 until October 1991 Mr. Riddle served as Secretary of the Company.

                             EXECUTIVE COMPENSATION

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
            The Board oversees and administers the executive compensation programs. The Board reviews and approves, as appropriate, the compensation policy of the Company with respect to its executive officers and the various components of the total compensation of the executive officers. The Committee meets in executive session to evaluate the performance of executive officers. The Board has available to it, and employs from time to time, the services of independent consultants on compensation matters.

            The Company's compensation philosophy is based on the belief that compensation of its executive officers should be linked with business strategy, operating performance and other short and long-term indicators of success. Consequently, the total compensation program is designed to attract, retain and motivate executive management of the highest quality and to provide an appropriate linkage between executive compensation and the creation of shareholder value. In order to achieve this goal, it is the Company's policy to link a significant portion of overall compensation to Company performance and the achievement of results which are in the long-term interest of the Company and its shareholders.

            The Company's compensation program has three principal components: base salaries, short-term incentives consisting of annual bonuses awarded under the Company's bonus plan (the "Bonus Plan"), and long-term incentives consisting of the grant of stock options under the Company's 1990 Stock Option Plan (the "Stock Option Plan"). The short-term incentive plan is directly linked to Company performance through operating profit and other measurable objectives that are considered critical to the success of the Company. The long-term incentive plan indirectly reflects the Company's performance through changes in the market price of the Company's common stock. Additionally, the long-term incentive plan provides an important incentive in building shareholder value and aligning the interests of executive officers and shareholders.

            Base Salary. The Board annually establishes base salaries for the Company's executive officers. This is achieved by means of a review of one or more of the following: available compensation surveys that provide competitive data for positions of similar size and responsibility, supplemental information relating to the economic conditions and the specific industry and environment in which the Company does business, and consideration of past performance and the Board's own expectations as to each executive's future contributions to the Company's performance. Base salary is most closely linked to individual performance and is the component of total compensation that is least related to Company performance.

            Bonus Plan. Under the Bonus Plan, executive officers may be awarded, on an annual basis, bonuses determined by the Board. The Board determines who will participate in the Bonus Plan and the extent to which bonus awards, if payable, will be dependent on operating profit or other performance indicators. At the beginning of each year the Board may approve annual objectives that provide the basis for payment of awards under the Plan. At the end of the year the Board reviews the Company's performance against these objectives as well as the contribution of each executive officer. Any bonus awards for executive officers are then determined. The financial performance of the Company is considered to be the most critical objective and is the most highly weighted of the Plan elements; no awards are payable under this financial performance element if the Company achieves negative pre-tax operating results. Incentive compensation is the most visible link to individual and Company performance levels that directly relate to shareholder value over the short term.

            Stock Option Plan. The long-term incentive component of total compensation is equity-based and consists of the award of stock options to executive officers and other key employees, as determined by the Board. Stock options are granted with an exercise price equal to the fair market value of the Company's common stock on the date the option is granted. The grantee will realize value from the grant only if the market value of such shares increases. Hence, this compensation element is dependent on increases over time in the market value of such shares and represents compensation that is tied to the long-term performance of the Company. The Board did not grant any options under the Stock Option Plan based on the Company's performance in 1996.

            Compensation of Chairman and Chief Executive Officer. Mr. Needham, the Company's former Chairman and Chief Executive Officer, received $49,000 in base salary and no incentive compensation or stock options in 1996. Mr. Needham resigned as Chairman and Chief Executive Officer effective October 1996 and receives no further compensation from the Company. Effective October 1996, Mr. Fleischman became Chairman. He received no compensation in 1996, although a law firm of which Mr. Fleischman was a senior member, Fleischman & Schelberg, was paid $49,825 for legal work. Effective January 1997, W/F Investment Corp., a California corporation ("W/F"), an investment firm of which Mr. Fleischman is a principal, has been paid $7,000 per month in management and advisory fees. Effective October 1996, Mr. Laird Robertson became Chief Executive Officer of the Company. His compensation for the period ended December 1996 and for the period January through April 1997 was $16,000 and $23,000, respectively. Effective May 1997 Mr. Robertson's compensation is $1,000 per month.

            Compensation of President/Chief Operating Officer. Mr. Philip M. Panzera served as President of the Company until October 1996. His compensation for the year totaled $134,000, including severance benefits awarded by the Board of Directors prior to UST, Inc.'s sale of its shares on October 10, 1996. Mr. Roy Atlas has been Chief Operating Officer of the Company since October 1996 and President since December 1996. His compensation for 1996 totaled $16,000. The Company has entered into a five-year employment agreement with Mr. Atlas which provides for a salary of $75,000 annually with an annual bonus of $25,000 depending on profitability, and warrants to purchase up to 700,000 shares of the Company's common stock, which warrants will vest at the rate of 100,000 per year of service under the agreement.

INTERLOCKS AND INSIDER PARTICIPATION
            One officer of the Company, Hal Needham, Chairman of the Board and Chief Executive Officer, served on the Compensation Committee of the Board of Directors until October 1996. Currently, three officers of the Company, Messrs. Fleischman, Robertson and Atlas, serve on the Board.

COMPENSATION OF DIRECTORS
            In 1996 no directors received any fees for serving as members of the Board. Effective April 1997, directors who are not officers of the Company receive $1,000 for each Board meeting which they attend.

COMPENSATION OF EXECUTIVE OFFICERS
            The following tables set forth information concerning the compensation of the Company's Chief Executive Officer and those other executive officers of the Company whose salary and bonus exceeded $100,000 during 1996. The table below sets forth information regarding the compensation of each listed executive officer for the last three fiscal years.

                           SUMMARY COMPENSATION TABLE


                                                                                   LONG TERM COMPENSATION
                                                                                   ----------------------
                                  ANNUAL COMPENSATION                              AWARDS         PAYOUTS
                                  -------------------                              ------         -------
                                                          OTHER                                              ALL
                                                          ANNUAL       RESTRICTED                           OTHER
                                                          COMPEN-        STOCK       OPTIONS/      LTIP     COMPEN-
NAME AND                        SALARY         BONUS      SATION       AWARD(S)        SAR'S      PAYOUTS   SATION
PRINCIPAL POSITION      YEAR      ($)           ($)         ($)          ($)            (#)          ($)       ($)
------------------      ----   ---------     --------  ------------  ------------   ----------- ------------------
Hal Needham*
   Chairman, CEO        1996       49,000       --          --            --            --          --        --
                        1995       52,000       --          --            --            --          --        --
                        1994       52,000       --          --            --            --          --        --

Laird Robertson
   Director, CEO        1996       16,000       --          --            --            --          --         --

Philip M. Panzera**
   President            1996      134,000       --          --            --            --          --         --
   President            1995      115,000       --          --            --            --          --         --
   VP & CFO             1994       95,000       --          --            --            --          --         --




        * Mr Needham resigned as Chairman and CEO on October 10, 1996. ** Mr. Panzera served as President through October 10, 1996.

                              OPTION GRANTS IN 1996

        No stock options were granted to executive officers, or any other Company employee, during the year ended December 31, 1996.

                       AGGREGATED OPTION EXERCISES IN 1996
                         AND YEAR-END 1996 OPTION VALUES

                                                                      NUMBER OF                   VALUE OF UNEXERCISED
                                                                     UNEXERCISED                      IN-THE-MONEY
                                   SHARES                         OPTIONS/SAR'S AT                  OPTIONS/SAR'S AT
                                 ACQUIRED ON      VALUE         FISCAL YEAR-END (#)                FISCAL YEAR-END (#)
             NAME                EXERCISE(#)    REALIZED   EXERCISABLE       UNEXERCISABLE   EXERCISABLE       UNEXERCISABLE
        ---------------------    -----------    --------   -----------       -------------   -----------       -------------
        Hal Needham                  --            --          --                 --              --                 --
        Philip M. Panzera            --            --         12,000              --              --                 --


PERFORMANCE GRAPH







                                        1991     1992       1993      1994      1995      1996
====================================================================================================
Camera Platforms International, Inc.    $100      $67        $8        $8        $8        $6
----------------------------------------------------------------------------------------------------
Peer Group Companies                    $100     $67         $75       $82       $85       $63
----------------------------------------------------------------------------------------------------
Russell 2000 Index                      $100     $118       $141      $138      $178      $207
----------------------------------------------------------------------------------------------------


        * This graph reflects the change in value of a $100 investment made on December 31, 1991 and held through December 31, 1996. The total return includes reinvestment of dividends.

        Peer Group Companies. SEC regulations require a graphical comparison of the Company's performance with a peer group in its industry. There are, however, no public companies in the entertainment industry which are comparable to the Company in its very specialized line of business. The Company is the only public company which rents camera cars, and manufacturers, rents and sells dollies and cranes. Most of the Company's competitors in these niche markets are private companies from whom financial information is not available. Peer group companies were therefore selected which also manufacture for or distribute products to the entertainment industry. The companies included in the peer group are: Showscan Corporation, Matthews Studio Equipment Group, Image Entertainment, Inc. and Rank Organisation PLC.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

        On October 10, 1996, Shotmaker Acquisition Corporation, a Delaware corporation ("SAC"), as nominee of W/F, purchased from UST, Inc., a Delaware corporation, and UST Enterprises Inc., a Delaware corporation (collectively, "UST"), an aggregate of 9,403,168 shares of the $.0005 common stock, which shares constitute 75.7% of the issued and outstanding common stock of the Company. The acquisition of the common stock was made pursuant to that certain Stock Purchase and Contribution Agreement dated October 10, 1996 (the "Stock Purchase Agreement") by and among UST, W/F and the Company. In accordance with the terms of the Stock Purchase Agreement, SAC paid to UST cash in the amount of $94,032 for the 9,403,168 shares of common stock. SAC also made a capital contribution of $191,738 to the Company and W/F arranged for a line of credit from Foothill Capital Corporation to be made available to the Company in the amount of $850,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
        The following table sets forth information with respect to those persons known by the Company to own beneficially more than 5% of the Company's common stock as of June 9, 1997.


                                                          AMOUNT AND NATURE
                  NAME AND ADDRESS OF                        OF BENEFICIAL        PERCENT OF
                     BENEFICIAL OWNER                          OWNERSHIP             CLASS
                     ----------------                          ---------             -----
            Hal Needham                                        1,123,520(1)           9.0%
            12711 Ventura Blvd.
            Studio City, CA  91604

            William O. Fleischman                              6,582,217(2)          52.9%
            1900 Avenue of the Stars, Suite 2410
            Los Angeles, CA 90067

            Laird Robertson                                    1,880,633(3)          15.1%
            1917 Garth Avenue
            Los Angeles, CA 90034


     (1) Includes 41,520 shares held directly by Mr. Needham and 1,082,000 shares held directly by Hollywood Camera Cars, Inc.
     (2) Mr. Fleischman's minor child is the owner of 70% of the outstanding shares of SAC, which owns 9,403,168 shares or 75.6% of the Company's common stock.
     (3) Mr. Robertson is the owner of 20% of the outstanding shares of SAC, which owns 9,403,168 shares or 75.6% of the Company's common stock.

SECURITY OWNERSHIP OF MANAGEMENT
       The following table sets forth information with respect to shares of the Company's outstanding common stock which are owned beneficially by each director and officer, and the aggregate number of shares owned beneficially by all directors, officers and nominees as a group, as of June 9, 1997.



                                                     AMOUNT AND NATURE
                                                       OF BENEFICIAL         PERCENT OF
            NAME OF BENEFICIAL OWNER                    OWNERSHIP              CLASS
            ------------------------                    ---------              -----
            Roy Atlas                                       --                   0%
            William O. Fleischman                       6,582,217(1)          52.9%
            Leslie J. Kovacs                                --                   0%
            Brianne Murphy                                  --                   0%
            Ronald J. Riddle                               13,850              0.1%
            Laird Robertson                             1,880,663(2)          15.1%
            All officers, directors and nominees        8,476,730             68.2%
              as a group (6 persons)



     (1) Represents 6,582,217 shares held by SAC, which owns a total of 9,403,168 shares of the Company's common stock.

     (2) Represents 1,880,633 shares held by SAC, which owns a total of 9,403,168 shares of the Company's common stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Two directors of the Company, Messrs. Fleischman and Robertson, are officers of SAC. Mr. Fleischman is also a principal of W/F, which is currently receiving management and advisory fees of $7,000 per month.

                        COMPANY'S INDEPENDENT ACCOUNTANTS

               At a meeting held on January 22, 1997, the Board approved the engagement of Grant Thornton LLP as its independent auditors for the fiscal year ending December 31, 1996, and for other independent accounting and tax-related services on an ongoing basis, to replace the firm of Ernst & Young LLP, who resigned as auditors of the Company effective January 22, 1997. The Board does not have a separate audit committee.

               The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years ended December 31, 1994 and 1995 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

               In connection with the audits of the Company's financial statements for each of the past two fiscal years ended December 31, 1994 and 1995 and in subsequent interim periods, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in its report.

               Ernst & Young LLP furnished a letter addressed to the Commission stating that it agrees with the above statements. A copy of that letter, dated January 24, 1997, was filed as Exhibit 1 to the Company's Form 8-K Current Report dated January 22, 1997, which reported the change in the Company's certifying accountant.

               A representative of Grant Thornton LLP will be available by conference call at the Annual Meeting for any questions.

                                  OTHER MATTERS

               The Board is not aware of any business to be presented at the Annual Meeting except for the matters set forth in the Notice of Annual Meeting and described in this Proxy Statement. Unless otherwise directed, all shares represented by proxy holders will be voted in favor of the proposals described in this Proxy Statement. If any other matters come before the Annual Meeting, the proxy holders will vote on those matters using their best judgment.

                              SHAREHOLDER PROPOSALS

               Shareholders desiring to exercise their right under the proxy rules of the Securities and Exchange Commission to submit proposals for consideration by the shareholders at the 1998 Annual Meeting are advised that their proposals must be received by the Company no later than February 12, 1998, in order to be eligible for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

                          ANNUAL REPORT TO SHAREHOLDERS

            The Company's 1996 Annual Report, which includes financial statements for the years ending December 31, 1995 and 1996, is being mailed to the shareholders along with this Proxy Statement. The Annual Report is not to be considered part of the soliciting material.

                                            By Order of the Board of Directors

                                            /s/ WILLIAM O. FLEISCHMAN

                                            WILLIAM O. FLEISCHMAN
                                            Secretary

North Hollywood, California
June 9, 1997

PROXY           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     OF CAMERA PLATFORMS INTERNATIONAL, INC.
--------------------------------------------------------------------------------

    The undersigned hereby constitutes and appoints William O. Fleischman and Laird Robertson, and each of them, with full power of substitution, the proxies of the undersigned to represent the undersigned and vote all shares of common stock of Camera Platforms International, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the Company's headquarters at 10909 Vanowen Street, North Hollywood, CA 91605, on July 7, 1997, at 10:00 a.m. Pacific Daylight Time, and at any adjournment thereof, with respect to the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, in the following manner:

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED IN ITEM 1.

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
1.  ELECTION OF DIRECTORS       [ ] FOR all nominees listed (except     [ ] WITHHOLD AUTHORITY to vote all
                                    as marked to the contrary below)        nominees listed below
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      ROY ATLAS, WILLIAM O. FLEISCHMAN, LESLIE J. KOVACS, BRIANNE MURPHY,
                                LAIRD ROBERTSON

Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name on the list above.

2. IN ACCORDANCE WITH THEIR BEST JUDGMENT, with respect to any other matters which may properly come before the meeting and any adjournment thereof.

                     Please sign and date on the reverse side.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                                       Please date and sign
                                                       exactly as your name or
                                                       names appear hereon. If
                                                       more than one owner, all
                                                       should sign. When signing
                                                       as attorney, executor,
                                                       administrator, trustee or
                                                       guardian, please give
                                                       full title as such. If
                                                       the signatory is a
                                                       corporation or
                                                       partnership, sign the
                                                       full corporate or
                                                       partnership name by its
                                                       duly authorized officer
                                                       or partner.

                                                       Date:             , 1997
                                                            -------------

                                                       -------------------------
                                                       Signature

                                                       -------------------------
                                                       Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.